CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to our Firm as expert in accounting and auditing in this Registration Statement (Form SB-2/A) of Network Installation Corporation to be filed with the Securities and Exchange Commission.



/s/  Rose  Snyder  &  Jacobs
------------------------
Rose,  Snyder  &  Jacobs
A  Corporation  of  Certified  Public  Accountants

Encino, California
August 9, 2004